Inventories, net	12 Months Ended
Dec. 31, 2019
Inventories, net
Inventories, net

5. Inventories, net

Inventories, net consist of the following:

	As of December 31,
	2018	2019
	RMB	RMB
Products	696,515	973,327
Packing materials and others	77	122

Inventories	696,592	973,449
Inventory write-down:
Balance at beginning of the year	(32,335)	(46,244)
Additions	(38,725)	(76,169)
Write-offs	24,816	45,782

Balance at end of the year	(46,244)	(76,631)

Inventories, net	650,348	896,818

Inventories write-downs of RMB42,313, RMB38,725 and RMB51,975 were recorded in cost of products in the consolidated statements of operations for the years ended December 31, 2017, 2018 and 2019, respectively. Inventories write-down of RMB24,194 was recorded in other operating income (expense), net in the consolidated statements of operations for the year ended December 31, 2019 as it related to an accidental fire that occurred at a third-party warehouse in Shanghai on October 29, 2019.